UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 25, 2013

SUPERMEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 Short Term Incentive Program

On January 25, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of SuperMedia Inc. (“SuperMedia”) established the performance objectives and other terms of SuperMedia’s 2013 Short Term Incentive Plan (the “2013 STI Plan”) pursuant to SuperMedia’s 2009 Long Term Incentive Plan (the “LTIP”).   The 2013 STI Plan provides for a payment of incentive compensation to each of SuperMedia’s executive officers and to other eligible employees.  These incentive compensation payments are determined by SuperMedia’s achievement of specified performance metrics for 2013, based on: (i) EBITDA (earnings before interest, taxes, depreciation, and amortization), which comprises 70% of the total incentive opportunity; and (ii) multi-product ad sales, which comprises 30% of the total incentive opportunity.

Generally, each performance metric has a threshold, target and maximum level of performance which corresponds to a threshold, target and maximum incentive opportunity; there are, however, additional breakpoints to the performance and payout curves, as set forth in the below table.  For performance between any of the set points included in the below table, the incentive award will be calculated using straight-line interpolation between the nearest set points above and below the actual performance level.

The performance threshold for each metric is equal to 90% of target.  Performance results that are below the threshold will result in a 0% payout.  As an example, and as illustrated in the table below, 90% achievement for EBITDA and 90% achievement for multi-product ad sales would result in a payout of 10% of the target award.  It is possible to earn an incentive payout for performance against one metric while earning 0% for the other.  If any incentive is earned, it will be paid in cash during the first quarter of 2014, subject to the terms and conditions of the LTIP.

Following a change in control of SuperMedia, awards under the 2013 STI Plan will be paid out based on SuperMedia’s performance up to the date of the change in control and will be pro-rated for the time worked during the year.

EBITDA
	Performance vs. Target	Incentive Award Earned
Threshold	90%	7%
Performance Level A1	93.7%	45.5%
Performance Level A2	98%	63%
Target	100%	70%
Performance Level A3	105%	73.5%
Maximum	120%	140%

Multi-product Ad Sales
	Performance vs. Target	Incentive Award Earned
Threshold	90%	3%
Performance Level B1	95%	21%
Target	100%	30%
Maximum	105%	60%

2013 Cash Long Term Incentive Program

On January 25, 2013, the Committee established the performance objectives and other terms for the 2013 performance measurement period under each of the 2012-2013 Cash Long Term Incentive Plan (the “2012-2013 Cash LTI Plan”) and the 2013-2014 Cash Long Term Incentive Plan (the “2013-2014 Cash LTI Plan”), each of which was established pursuant to the LTIP and is payable in cash.

The 2012-2013 Cash LTI Plan was initially established in February 2012, and the performance objectives for the 2012 measurement period were approved concurrently with the plan’s initial implementation.  Each of the 2012-2013 Cash LTI Plan and the 2013-2014 Cash LTI Plan has a performance period that covers two fiscal years, which results in an overlapping measurement period that consists of the second half of the first plan and the first half of the second plan. To ensure that there is no performance conflict between overlapping plans, SuperMedia has established performance objectives that apply distinctly to each measurement period.  For example, the goals and potential incentive payouts for the 2013 measurement period are the same regardless of whether they are calculated under the 2012-2013 Cash LTI Plan or the 2013-2014 Cash LTI Plan.

Similar to the 2012-2013 Cash LTI Plan, the 2013-2014 Cash LTI Plan provides for a payment of incentive compensation to each of SuperMedia’s executive officers and to other eligible employees.  These incentive compensation payments are determined by SuperMedia’s achievement of specified performance metrics for 2013 and 2014, respectively, based on: (i) EBITDA, which comprises 50% of the total performance opportunity; and (ii) multi-product ad sales, which comprises the remaining 50% of the performance opportunity.

The 2013-2014 Cash LTI Plan comprises a two-year performance period, with each of fiscal years 2013 and 2014 representing one measurement period.  If, at the end of the 2013 measurement period, SuperMedia’s performance against the specified metrics results in an award to any participating executive officer, the payment of such award amount will be deferred until the first calendar quarter of 2015.  Performance objectives for the 2014 measurement period will be determined by the Committee within the first 90 days of 2014.  If any incentive award is earned by any executive officer for performance during the 2014 measurement period, payment for such award will also be made in the first calendar quarter of 2015.

Following a change in control of SuperMedia, awards granted under the 2013-2014 Cash LTI Plan will be paid out based on SuperMedia’s performance up to the date of the change in control and will be pro-rated for the time worked during the performance period.

Awards made pursuant to the 2013 Cash LTI Plan will be evidenced by, and subject to the terms and provisions of, award agreements, the form of which will be filed with the Securities and Exchange Commission upon issuance by SuperMedia.

Item 8.01	Other Events.

The information set forth in Item 5.02 is incorporated herein by reference.

Important Information For Investors and Security Holders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  The proposed merger transaction between SuperMedia Inc. (“SuperMedia”) and Dex One Corporation (“Dex”) will be submitted to the respective stockholders of SuperMedia and Dex.  In connection with the proposed transaction, Newdex, Inc., a subsidiary of Dex (“Newdex”) has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, as amended, that includes a joint proxy statement/prospectus to be used by SuperMedia and Dex to solicit the required approval of their stockholders and that also constitutes a prospectus of Newdex.  INVESTORS AND SECURITY HOLDERS OF SUPERMEDIA AND DEX ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION.  A definitive joint proxy statement/prospectus will be sent to security holders of SuperMedia and Dex seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by SuperMedia and Dex with the SEC from the SEC’s website at www.sec.gov.  Copies of the documents filed by SuperMedia with the SEC will be available free of charge on SuperMedia’s website at www.supermedia.com under the tab “Investors” or by contacting SuperMedia’s Investor Relations Department at (877) 343-3272.  Copies of the documents filed by Dex with the SEC will be available free of charge on Dex’s website at www.dexone.com under the tab “Investors” or by contacting Dex’s Investor Relations Department at (800) 497-6329.

SuperMedia and Dex and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction.  Information about these persons is set forth in SuperMedia’s proxy statement relating to its 2012 Annual Meeting of Shareholders and Dex’s proxy statement relating to its 2012 Annual Meeting of Stockholders, as filed with the SEC on April 11, 2012 and March 22, 2012, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC.  These documents can be obtained free of charge from the sources described above.  Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction (when available), which will be filed with the SEC.

Forward-Looking Statements

Certain statements contained in this document are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995, including but not limited to, statements about the benefits of the proposed transaction and combined company, including future financial and operating results and synergies, plans, objectives, expectations and intentions and other statements relating to the proposed transaction and the combined company that are not historical facts.  Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to Dex, SuperMedia, the combined company or their respective management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex’s and SuperMedia’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex and SuperMedia. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex’s, SuperMedia’s or the combined company’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.

Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex’s and SuperMedia’s publicly available reports filed with the SEC, which contain discussions of various factors that may affect the business or financial results of Dex, SuperMedia or the combined company. Such risks and other factors, which in some instances are beyond either company’s control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging digital technologies; ongoing weak economic conditions and continued decline in advertising sales; the companies’ ability to collect trade receivables from customers to whom they extend credit; the companies’ ability to generate sufficient cash to service their debt; the companies’ ability to comply with the financial covenants contained in their debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; the companies’ ability to refinance or restructure their debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the companies’ and the companies’ subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting the companies’ businesses; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; the companies’ ability to maintain agreements with major Internet search and local media companies; the companies’ reliance on third-party vendors for various services; and other events beyond their control that may result in unexpected adverse operating results.

With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Dex and SuperMedia to consummate the transaction on the terms set forth in the merger agreement; the risk that anticipated cost savings, growth opportunities and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to Dex or SuperMedia; failure to receive the approval of the stockholders of either Dex or SuperMedia for the transaction; and difficulties in connection with the process of integrating Dex and SuperMedia, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel.  These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus included in the registration statement on Form S-4 that Newdex intends to file with the SEC in connection with the proposed transaction.

None of Dex, SuperMedia or the combined company is responsible for updating the information contained in this document beyond the publication date, or for changes made to this document by wire services or Internet service providers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

	By:	/s/ Cody Wilbanks
	Name:	Cody Wilbanks
	Title:	Executive Vice President –
General Counsel and Secretary

Date: January 31, 2013